UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-04700

The Gabelli Equity Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:    December 31

Date of reporting period:     June 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Equity Trust Inc.

Semiannual Report — June 30, 2021

To Our Stockholders,

For the six months ended June 30, 2021, the net asset value (NAV) total return of The Gabelli Equity Trust Inc. (the Fund) was 19.0%, compared with total returns of 15.3% and 13.8% for the Standard & Poor’s (S&P) 500 Index and the Dow Jones Industrial Average, respectively. The total return for the Fund’s publicly traded shares was 17.7%. The Fund’s NAV per share was $6.67, while the price of the publicly traded shares closed at $6.90 on the New York Stock Exchange (NYSE). See page 2 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of June 30, 2021.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Comparative Results

Average Annual Returns through June 30, 2021 (a) (Unaudited)
								Since
	Year to							Inception
	Date	1 Year	5 year	10 year	15 year	20 year	25 year	(8/21/86)
Gabelli Equity Trust (GAB)
NAV Total Return (b)	19.04%	60.18%	14.81%	12.14%	10.16%	9.78%	10.38%	11.18%
Investment Total Return (c)	17.69	54.86	17.02	12.93	10.85	9.10	10.69	11.10
S&P 500 Index	15.25	40.79	17.65	14.84	10.73	8.61	9.76	10.91(d)
Dow Jones Industrial Average	13.83	36.53	16.67	13.47	10.55	8.74	10.00	11.50(d)

(a)	Performance returns for periods of less than one year are not annualized. The S&P 500 Index is an unmanaged indicator of stock market performance. The Dow Jones Industrial Average is an unmanaged index of 30 large capitalization stocks. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains and are net of expenses. Since inception return is based on an initial NAV of $9.34.

(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings, spin-offs, and taxes paid on undistributed long term capital gains. Since inception return is based on an initial offering price of $10.00.

(d)	From August 31, 1986, the date closest to the Fund’s inception for which data are available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

Summary of Portfolio Holdings (Unaudited)

The following tables present portfolio holdings as a percent of total investments as of June 30, 2021:

The Gabelli Equity Trust Inc.

Financial Services	11.7%
Food and Beverage	10.0%
Equipment and Supplies	7.0%
Health Care	5.4%
Consumer Products	5.4%
Diversified Industrial	5.4%
Entertainment	5.0%
Business Services	4.4%
Machinery	3.7%
Automotive: Parts and Accessories	3.6%
Consumer Services	3.3%
Cable and Satellite	2.8%
Energy and Utilities	2.8%
Electronics	2.5%
Broadcasting	2.4%
Retail	2.3%
Specialty Chemicals	2.1%
Environmental Services	2.0%
U.S. Government Obligations	2.0%
Telecommunications	2.0%
Computer Software and Services	2.0%
Building and Construction	1.8%
Aerospace and Defense	1.7%
Hotels and Gaming	1.7%
Real Estate	0.9%
Aviation: Parts and Services	0.9%
Metals and Mining	0.9%
Automotive	0.8%
Communications Equipment	0.6%
Agriculture	0.6%
Wireless Communications	0.5%
Transportation	0.5%
Closed-End Funds	0.5%
Publishing	0.4%
Manufactured Housing and Recreational Vehicles	0.3%
Semiconductors	0.1%
Computer Hardware	0.0%*
100.0%

*	Amount represents less than 0.05%.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Equity Trust Inc.

Schedule of Investments — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 97.4%
	Financial Services — 11.7%
74,000	Aegon NV	$278,433	$307,021
5,800	Ally Financial Inc.	183,322	289,072
294,000	American Express Co.(a)	28,044,793	48,577,620
28,000	Apollo Global Management
	Inc.	806,854	1,741,600
16,000	Argo Group International
	Holdings Ltd.	371,865	829,280
2,900	Axis Capital Holdings Ltd.	140,326	142,129
21,500	Banco Bilbao Vizcaya
	Argentaria SA	115,299	133,281
75,740	Banco Santander SA, ADR	548,398	296,143
45,000	Bank of America Corp.	1,292,046	1,855,350
93,500	Barclays plc	179,371	221,324
109	Berkshire Hathaway Inc.,
	Cl. A†	989,916	45,627,509
210	BlackRock Inc.	148,976	183,744
55,000	Brewin Dolphin Holdings
	plc	212,808	264,383
2,200	Capital One Financial Corp.	200,519	340,318
7,700	CIT Group Inc.	271,326	397,243
128,700	Citigroup Inc.	7,659,623	9,105,525
35,774	Commerzbank AG†	231,017	253,751
19,345	Credit Agricole SA	243,112	270,993
13,000	Credit Suisse Group AG,
	ADR	165,458	136,370
5,000	Cullen/Frost Bankers Inc.	361,440	560,000
93,100	Dah Sing Banking Group
	Ltd.	97,546	102,761
100,800	Dah Sing Financial Holdings
	Ltd.	291,061	344,685
46,500	Daiwa Securities Group Inc.	209,325	255,364
30,000	Deutsche Bank AG†	221,322	392,400
900	Deutsche Boerse AG	153,713	157,088
258	E-L Financial Corp. Ltd.	207,513	197,699
2,000	EXOR NV	145,670	160,219
18,500	Franklin Resources Inc.	425,401	591,815
51,000	GAM Holding AG†	177,949	110,792
10,000	H&R Block Inc.	219,623	234,800
10,000	Hannon Armstrong
	Sustainable
	Infrastructure Capital
	Inc., REIT	169,710	561,500
24,000	ING Groep NV	237,247	317,022
37,000	Interactive Brokers Group
	Inc., Cl. A	613,932	2,432,010
117,100	Janus Henderson Group plc	3,534,226	4,544,651
10,200	Japan Post Bank Co. Ltd.	81,875	85,662
110,900	Jefferies Financial Group
	Inc.	1,797,549	3,792,780
36,900	JPMorgan Chase & Co.	2,467,486	5,739,426
			Market
Shares		Cost	Value
5,000	Julius Baer Group Ltd.	$237,290	$326,290
29,800	Kinnevik AB, Cl. A	494,015	1,349,655
14,000	Loews Corp.	558,454	765,100
70,000	Marsh & McLennan
	Companies Inc.	3,021,860	9,847,600
9,000	Moody’s Corp.	312,150	3,261,330
45,758	Morgan Stanley	2,148,921	4,195,551
240	MSCI Inc.	99,453	127,939
90,500	Natwest Group plc	196,649	254,383
110,000	New York Community
	Bancorp Inc.	951,540	1,212,200
6,700	NN Group NV	282,056	316,033
24,410	PayPal Holdings Inc.†	4,402,069	7,115,027
10,000	Pershing Square Tontine
	Holdings Ltd., Cl.A†	207,103	227,600
5,500	Plus500 Ltd.	101,663	101,569
27,000	Polar Capital Holdings plc	230,359	310,371
525,000	Post Holdings Partnering
	Corp.†	5,250,000	5,454,750
9,000	Prosus NV	856,547	880,099
67,000	S&P Global Inc.	8,730,799	27,500,150
4,000	Sculptor Capital
	Management Inc.	60,259	98,360
8,000	Shinhan Financial Group Co.
	Ltd., ADR†	242,942	286,800
6,500	Shinsei Bank Ltd.	79,715	85,247
9,500	Societe Generale SA	201,301	280,039
44,000	Standard Chartered plc	279,986	280,589
123,300	State Street Corp.	6,362,737	10,145,124
90,000	T. Rowe Price Group Inc.	6,821,341	17,817,300
163,800	The Bank of New York
	Mellon Corp.	5,435,158	8,391,474
35,000	The Blackstone Group Inc.	1,317,582	3,399,900
67,000	The Charles Schwab Corp.	2,307,384	4,878,270
15,520	The Goldman Sachs Group
	Inc.	3,418,855	5,890,306
2,000	The PNC Financial Services
	Group Inc.	267,936	381,520
17,000	Truist Financial Corp.	280,578	943,500
5,000	W. R. Berkley Corp.	129,431	372,150
5,400	Webster Financial Corp.	215,986	288,036
174,000	Wells Fargo & Co.	5,749,391	7,880,460
17,928	Westwood Holdings Group
	Inc.	258,692	390,113
		115,006,252	256,608,165

	Food and Beverage — 10.0%
3,000	Ajinomoto Co. Inc.	52,866	77,879
2,100	Anheuser-Busch InBev SA/
	NV	148,084	151,421
95,800	Brown-Forman Corp., Cl. A	1,332,829	6,753,900
49,300	Brown-Forman Corp., Cl. B	1,130,138	3,694,542

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Food and Beverage (Continued)
37,800	Campbell Soup Co.	$1,273,989	$1,723,302
65,000	Chr. Hansen Holding A/S	2,725,303	5,866,454
15,000	Coca-Cola Europacific
	Partners plc	275,290	889,800
204,000	Conagra Brands Inc.	5,472,251	7,421,520
28,000	Constellation Brands Inc.,
	Cl. A	351,182	6,548,920
25,000	Crimson Wine Group Ltd.†	128,738	228,500
189,500	Danone SA	9,232,935	13,340,417
880,000	Davide Campari-Milano NV	3,083,650	11,785,881
3,700	Diageo plc	150,004	177,141
115,000	Diageo plc, ADR	12,856,122	22,044,350
44,583	Farmer Brothers Co.†	282,766	565,758
90,000	Flowers Foods Inc.	490,089	2,178,000
82,200	Fomento Economico
	Mexicano SAB de CV,
	ADR	3,440,559	6,946,722
15,000	General Mills Inc.	923,210	913,950
17,000	Glanbia plc	215,883	275,960
1,848,400	Grupo Bimbo SAB de CV,
	Cl. A	2,624,249	4,070,671
41,300	Heineken NV	1,962,995	5,004,885
10,000	Ingredion Inc.	488,476	905,000
105,000	ITO EN Ltd.	2,422,898	6,228,453
58,700	Kerry Group plc, Cl. A	675,385	8,150,573
2,200	Laurent-Perrier	209,010	251,995
9,700	LVMH Moet Hennessy Louis
	Vuitton SE	335,341	7,606,124
30,000	Maple Leaf Foods Inc.	565,951	622,701
33,000	Molson Coors Beverage Co.,
	Cl.B†	2,027,727	1,771,770
230,000	Mondelēz International Inc.,
	Cl. A	10,014,386	14,361,200
14,000	Morinaga Milk Industry Co.
	Ltd.	299,202	729,646
41,000	Nestlé SA	1,791,828	5,105,669
12,500	Nomad Foods Ltd.†	319,128	353,375
133,000	PepsiCo Inc.	13,070,749	19,706,610
39,200	Pernod Ricard SA	3,228,300	8,701,318
31,000	Post Holdings Inc.†	2,883,605	3,362,570
41,500	Remy Cointreau SA	2,589,709	8,567,222
70,000	The Coca-Cola Co.	2,582,913	3,787,700
42,500	The Hain Celestial Group	1,019,455	1,705,100
	Inc.†
24,000	The J.M. Smucker Co.	2,514,373	3,109,680
24,000	The Kraft Heinz Co.	704,738	978,720
45,000	Tootsie Roll Industries Inc.	887,204	1,525,950
3,000	TreeHouse Foods Inc.†	127,399	133,560
47,000	Tyson Foods Inc., Cl. A	773,209	3,466,720

			Market
Shares		Cost	Value
334,000	Yakult Honsha Co. Ltd.	$9,542,876	$18,910,482
		107,226,994	220,702,111

	Equipment and Supplies — 7.0%
355,000	AMETEK Inc.	18,645,457	47,392,500
14,000	Amphenol Corp., Cl. A	12,928	957,740
25,000	Ardagh Group SA	445,738	613,000
84,000	CIRCOR International Inc.†	3,371,092	2,738,400
6,500	Crown Holdings Inc.	644,225	664,365
950	Danaher Corp.	222,930	254,942
294,000	Donaldson Co. Inc.	9,085,910	18,677,820
22,000	DS Smith plc	120,583	127,178
193,500	Flowserve Corp.	8,307,588	7,801,920
37,000	Franklin Electric Co. Inc.	214,087	2,982,940
90,000	Gores Holdings V Inc.,
	Cl.A†	938,091	909,000
15,000	Hubbell Inc.	1,961,776	2,802,600
143,500	IDEX Corp.	17,571,970	31,577,175
8,288	Kimball Electronics Inc.†	173,883	180,181
98,000	Mueller Industries Inc.	2,521,405	4,244,380
195,900	Mueller Water Products
	Inc., Cl. A	2,018,166	2,824,878
550	Parker-Hannifin Corp.	149,310	168,911
8,000	Sealed Air Corp.	128,172	474,000
24,000	Tenaris SA, ADR	968,982	525,600
270,000	The L.S. Starrett Co., Cl.A†	864,760	2,521,800
80,000	The Timken Co.	3,018,718	6,447,200
59,600	The Weir Group plc†	250,790	1,526,051
114,500	Watts Water Technologies
	Inc., Cl. A	5,368,269	16,706,695
		77,004,830	153,119,276

	Health Care — 5.4%
12,100	AbbVie Inc.	1,229,138	1,362,944
800	ABIOMED Inc.†	123,915	249,688
2,000	ACADIA Pharmaceuticals
	Inc.†	48,709	48,780
1,736	Acorda Therapeutics Inc.†	11,874	8,281
2,000	Aerie Pharmaceuticals Inc.†	54,487	32,020
16,200	Alcon Inc.	574,003	1,138,212
4,000	Alimera Sciences Inc.†	18,900	36,400
2,000	Alkermes plc†	48,540	49,040
7,000	AmerisourceBergen Corp.	544,735	801,430
25,000	Amgen Inc.	2,544,386	6,093,750
2,764	Anika Therapeutics Inc.†	95,074	119,654
10,901	Aptinyx Inc.†	44,030	30,850
2,000	AstraZeneca plc	203,998	240,224
47,992	Axogen Inc.†	643,610	1,037,107
14,000	Baxter International Inc.	476,337	1,127,000
1,600	Becton, Dickinson and Co.	368,846	389,104
1,200	Berkeley Lights Inc.†	87,233	53,772
7,000	Biogen Inc.†	1,984,788	2,423,890

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
26,100	BioMarin Pharmaceutical
	Inc.†	$2,127,052	$2,177,784
44,500	Bluebird Bio Inc.†	1,388,730	1,423,110
140,000	Boston Scientific Corp.†	4,050,260	5,986,400
2,500	Bridgebio Pharma Inc.†	138,467	152,400
149,600	Bristol-Myers Squibb Co.	7,992,060	9,996,272
12,150	Calithera Biosciences Inc.†	35,888	25,394
1,400	CareDx Inc.†	102,919	128,128
3,000	Cigna Corp.	486,187	711,210
30,400	Clovis Oncology Inc.†	393,065	176,320
167,823	ConforMIS Inc.†	225,699	192,996
1,500	Cortexyme Inc.†	61,778	79,500
15,800	Covetrus Inc.†	152,841	426,600
13,400	Cutera Inc.†	327,129	657,002
7,200	CVS Group plc†	148,196	240,528
8,000	CytomX Therapeutics Inc.†	74,350	50,640
242,000	Demant A/S†	2,208,367	13,621,846
1,660	Edwards Lifesciences
	Corp.†	144,724	171,926
4,000	eHealth Inc.†	207,387	233,600
42,000	ElectroCore Inc.†	87,690	49,980
24,411	Electromed Inc.†	230,584	275,600
17,200	Endo International plc†	127,781	80,496
3,000	Evolus Inc.†	42,843	37,950
4,040	Exact Sciences Corp.†	332,952	502,212
3,100	Fresenius SE & Co. KGaA	148,756	161,718
2,000	G1 Therapeutics Inc.†	28,640	43,880
5,000	Galapagos NV, ADR†	435,668	344,450
1,390	Gerresheimer AG	150,196	153,694
5,500	Gilead Sciences Inc.	332,973	378,730
1,000	Glaukos Corp.†	37,965	84,830
8,000	GlaxoSmithKline plc	148,787	157,076
3,000	Globus Medical Inc., Cl.A†	135,690	232,590
6,919	GoodRx Holdings Inc.,
	Cl. A†	255,145	249,153
2,000	Gritstone bio Inc.†	19,130	18,260
500	Guardant Health Inc.†	83,710	62,095
3,000	Haemonetics Corp.†	180,090	199,920
61,000	Henry Schein Inc.†	1,700,084	4,525,590
1,000	Hologic Inc.†	68,954	66,720
1,496	ICU Medical Inc.†	278,441	307,877
3,400	Idorsia Ltd.†	100,534	93,484
200	Illumina Inc.†	97,768	94,642
5,500	Incyte Corp.†	472,034	462,715
46,800	Indivior plc†	28,408	100,086
6,900	Inogen Inc.†	327,545	449,673
14,000	Intercept Pharmaceuticals
	Inc.†	334,091	279,580
7,000	Intersect ENT Inc.†	83,519	119,630
185	Intuitive Surgical Inc.†	141,888	170,133
			Market
Shares		Cost	Value
1,200	Ipsen SA	$101,114	$124,817
1,200	iRhythm Technologies Inc.†	179,128	79,620
33,600	Johnson & Johnson	3,372,476	5,535,264
7,000	Jounce Therapeutics Inc.†	54,040	47,600
96,892	Kindred Biosciences Inc.†	449,992	888,500
1,300	Koninklijke DSM NV	214,797	242,628
200	Laboratory Corp. of America
	Holdings†	39,919	55,170
12,569	Lannett Co. Inc.†	62,158	58,697
1,833	Larimar Therapeutics Inc.†	59,305	18,000
2,000	LeMaitre Vascular Inc.	92,260	122,040
3,000	Luminex Corp.	71,115	110,400
10,500	Mallinckrodt plc†	149,520	3,045
6,750	Marinus Pharmaceuticals
	Inc.†	123,443	121,095
1,000	Medpace Holdings Inc.†	160,714	176,630
106,100	Merck & Co. Inc.	5,930,229	8,251,397
2,000	Meridian Bioscience Inc.†	50,499	44,360
500	Moderna Inc.†	76,660	117,490
2,000	NanoString Technologies
	Inc.†	157,075	129,580
6,000	Nektar Therapeutics†	255,282	102,960
1,500	NeoGenomics Inc.†	83,294	67,755
64,443	Neuronetics Inc.†	421,443	1,032,377
1,275	Novartis AG	120,657	116,193
80,000	Novartis AG, ADR	4,165,987	7,299,200
7,900	NuVasive Inc.†	396,622	535,462
4,000	Odonate Therapeutics Inc.†	58,733	13,960
139,975	Option Care Health Inc.†	1,426,039	3,061,253
6,430	Organon & Co.†	207,415	194,572
5,000	Orthofix Medical Inc.†	207,373	200,550
500	PerkinElmer Inc.	71,621	77,205
2,000	Perrigo Co. plc	85,395	91,700
2,200	Personalis Inc.†	65,834	55,660
8,500	Puma Biotechnology Inc.†	198,917	78,030
1,500	QIAGEN NV†	74,706	72,570
500	Quest Diagnostics Inc.	62,573	65,985
11,500	Quidel Corp.†	1,716,016	1,473,380
300	Repligen Corp.†	63,897	59,886
27,064	ReWalk Robotics Ltd.†	94,116	45,738
1,050	Roche Holding AG,
	Genusschein	360,372	395,544
26,121	Rockwell Medical Inc.†	78,547	23,773
3,000	Sangamo Therapeutics
	Inc.†	39,060	35,910
2,100	Sanofi	205,102	220,023
2,000	Sarepta Therapeutics Inc.†	167,525	155,480
2,596	Sio Gene Therapies Inc.†	46,529	7,087
126,301	SmileDirectClub Inc.†	1,056,445	1,096,293
5,615	Tactile Systems Technology
	Inc.†	211,066	291,980

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
5,000	Takeda Pharmaceutical Co.
	Ltd.	$183,733	$167,379
100	Teladoc Health Inc.†	28,527	16,629
11,000	Teva Pharmaceutical
	Industries Ltd., ADR†	174,605	108,900
15,700	Tristel plc	120,482	138,560
41,000	UnitedHealth Group Inc.	9,240,288	16,418,040
11,996	Valeritas Holdings Inc.†	56,778	240
500	Vertex Pharmaceuticals
	Inc.†	97,477	100,815
6,000	Viatris Inc.	92,340	85,740
11,481	Voyager Therapeutics Inc.†	63,641	47,417
4,000	Waters Corp.†	285,470	1,382,440
11,500	Zimmer Biomet Holdings
	Inc.	1,292,518	1,849,430
26,000	Zoetis Inc.	888,327	4,845,360
21,297	Zosano Pharma Corp.†	87,283	20,234
		71,676,047	119,574,609

	Consumer Products — 5.4%
14,100	Christian Dior SE	534,292	11,352,252
27,000	Church & Dwight Co. Inc.	468,406	2,300,940
219,000	Edgewell Personal Care Co.	13,253,855	9,614,100
171,000	Energizer Holdings Inc.	7,336,129	7,349,580
35,500	Essity AB, Cl. B	541,915	1,177,236
2,100	Givaudan SA	725,396	9,766,334
80,000	Hanesbrands Inc.	719,339	1,493,600
23,800	Harley-Davidson Inc.	1,105,662	1,090,516
1,270	Hermes International	444,999	1,850,001
7,959	Kimball International Inc.,
	Cl. B	104,750	104,661
25,000	Mattel Inc.†	348,023	502,500
10,000	National Presto Industries
	Inc.	501,782	1,016,500
10,000	Oil-Dri Corp. of America	171,255	341,800
49,900	Reckitt Benckiser Group plc	1,661,674	4,415,636
2,205	Spectrum Brands Holdings
	Inc.	110,250	187,513
27,600	Svenska Cellulosa AB SCA,
	Cl. B	73,685	452,308
7,269,000	Swedish Match AB	11,866,736	61,987,079
400	The Estee Lauder
	Companies Inc., Cl. A	99,385	127,232
5,000	The Honest Co. Inc.†	84,876	80,950
295,567	Topps Company Inc.†	3,000,005	3,314,488
4,280	Unilever plc	250,170	250,468
3,916	Zalando SE†(b)	398,080	473,394
		43,800,664	119,249,088

	Diversified Industrial — 5.4%
343,000	Ampco-Pittsburgh Corp.†	2,188,075	2,082,010
			Market
Shares		Cost	Value
39,006	AZZ Inc.	$1,476,344	$2,019,731
40,000	Colfax Corp.†	1,028,100	1,832,400
150,100	Crane Co.	8,168,936	13,864,737
305,000	General Electric Co.	2,165,673	4,105,300
126,000	Greif Inc., Cl. A	2,683,348	7,629,300
12,000	Greif Inc., Cl. B	727,946	708,000
68,000	Griffon Corp.	1,272,202	1,742,840
156,000	Honeywell International Inc.	20,783,122	34,218,600
29,119	Ingersoll Rand Inc.†	256,089	1,421,298
3,500	IntriCon Corp.†	82,415	78,680
88,925	ITT Inc.	2,390,297	8,144,641
35,000	Kennametal Inc.	891,874	1,257,200
50,000	Myers Industries Inc.	818,952	1,050,000
30,000	nVent Electric plc	327,658	937,200
96,800	Park-Ohio Holdings Corp.	1,291,066	3,111,152
1,200	Proto Labs Inc.†	114,996	110,160
30,000	Rexnord Corp.	630,867	1,501,200
3,000	Rheinmetall AG	277,330	296,319
500	Roper Technologies Inc.	137,938	235,100
2,150	Siemens AG	299,057	340,646
518,900	Steel Partners Holdings LP†	3,431,161	15,110,368
12,000	Sulzer AG	649,576	1,657,498
46,600	Textron Inc.	1,652,237	3,204,682
100,000	Toray Industries Inc.	771,663	665,286
43,000	Trane Technologies plc	995,117	7,918,020
20,000	Tredegar Corp.	316,961	275,400
90,000	Trinity Industries Inc.	1,492,760	2,420,100
14,000	Vantage Towers AG†	411,612	450,870
		57,733,372	118,388,738

	Entertainment — 5.0%
800	Activision Blizzard Inc.	81,325	76,352
20,658	Charter Communications
	Inc., Cl.A†	6,180,680	14,903,714
34,000	Discovery Inc., Cl.A†	1,107,999	1,043,120
235,800	Discovery Inc., Cl.C†	4,996,528	6,833,484
422,000	Dover Motorsports Inc.	862,140	949,500
2,000	Electronic Arts Inc.	254,219	287,660
90,000	Genting Singapore Ltd.	74,910	55,886
688,000	Grupo Televisa SAB, ADR	9,246,771	9,824,640
120,000	Liberty Media Acquisition
	Corp.†	1,200,000	1,270,800
46,500	Liberty Media Corp.- Liberty
	Braves, Cl.A†	1,188,040	1,312,230
80,708	Liberty Media Corp.- Liberty
	Braves, Cl.C†	1,449,278	2,241,261
24,545	Lions Gate Entertainment
	Corp., Cl.B†	534,815	449,173
3,000	Live Nation Entertainment
	Inc.†	194,225	262,770
98,367	Madison Square Garden
	Entertainment Corp.†	3,676,444	8,259,877

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
96,367	Madison Square Garden
	Sports Corp.†	$8,320,051	$16,630,053
570	Netflix Inc.†	299,153	301,080
15,000	Rovio Entertainment Oyj(b)	92,678	122,280
8,840	Take-Two Interactive
	Software Inc.†	960,626	1,564,857
40,000	TBS Holdings Inc.	796,181	614,249
91,740	The Walt Disney Co.†	7,502,635	16,125,140
2,400	Ubisoft Entertainment SA†	223,224	168,016
60,000	Universal Entertainment
	Corp.†	763,928	1,330,753
371,000	ViacomCBS Inc., Cl. A	14,381,867	17,974,950
5,000	ViacomCBS Inc., Cl. B	200,544	226,000
242,000	Vivendi SE	6,028,151	8,129,336
1,700	Xilam Animation SA†	98,540	84,663
		70,714,952	111,041,844

	Business Services — 4.4%
11,000	Allegion plc	300,446	1,532,300
9,100	Applus Services SA†	100,715	88,913
425,000	Clear Channel Outdoor
	Holdings Inc.†	946,148	1,122,000
200,000	Diebold Nixdorf Inc.†	1,509,130	2,568,000
3,000	Edenred	38,786	170,926
2,000	ICF International Inc.	162,656	175,720
8,000	IHS Markit Ltd.	710,142	901,280
16,000	Jardine Matheson Holdings
	Ltd.	534,478	1,022,720
11,000	Lamar Advertising Co., Cl.A,
	REIT	871,529	1,148,620
187,500	Macquarie Infrastructure
	Corp.	6,462,812	7,175,625
167,580	Mastercard Inc., Cl. A	26,223,186	61,181,782
80,000	Network International
	Holdings plc†(b)	308,827	404,698
150,000	Resideo Technologies Inc.†	1,865,607	4,500,000
1,220,000	Steel Connect Inc.†	762,256	2,440,000
220,000	The Interpublic Group of
	Companies Inc.	3,844,771	7,147,800
10,000	United Parcel Service Inc.,
	Cl. B	1,008,688	2,079,700
3,000	Viad Corp.†	117,584	149,550
13,960	Visa Inc., Cl. A	387,074	3,264,127
7,000	Willdan Group Inc.†	289,846	263,480
2,000	Worldline SA†(b)	181,490	187,206
		46,626,171	97,524,447

	Machinery — 3.7%
25,000	Astec Industries Inc.	856,157	1,573,500
12,800	Caterpillar Inc.	86,323	2,785,664
323,610	CNH Industrial NV	3,578,910	5,410,759

			Market
Shares		Cost	Value
142,000	Deere & Co.(a)	$8,175,689	$50,084,820
188,000	Xylem Inc.	12,976,427	22,552,480
		25,673,506	82,407,223

	Automotive: Parts and Accessories — 3.6%
8,500	Aptiv plc†	556,397	1,337,305
89,600	BorgWarner Inc.	3,933,260	4,349,184
640	Cummins Inc.	150,308	156,038
323,900	Dana Inc.	4,129,707	7,695,864
26,000	Garrett Motion Inc.†	267,409	207,480
216,700	Genuine Parts Co.	16,113,374	27,406,049
300,000	Modine Manufacturing Co.†	3,791,912	4,977,000
46,500	O’Reilly Automotive Inc.†	13,579,737	26,328,765
105,000	Standard Motor Products
	Inc.	1,181,521	4,551,750
15,000	Strattec Security Corp.†	735,300	666,900
110,000	Superior Industries
	International Inc.†	392,203	948,200
15,000	Tenneco Inc., Cl.A†	167,665	289,800
		44,998,793	78,914,335

	Consumer Services — 3.3%
430	Amazon.com Inc.†	1,378,393	1,479,269
2,000	Deutsche Post AG	101,199	136,029
11,000	eBay Inc.	266,292	772,310
7,000	HomeServe plc	103,233	92,522
45,000	IAC/InterActiveCorp.†	1,229,128	6,937,650
142,000	Liberty TripAdvisor Holdings
	Inc., Cl.A†	726,777	577,940
50,000	Matthews International
	Corp., Cl. A	1,374,676	1,798,000
430,000	Qurate Retail Inc., Cl. A	4,225,341	5,628,700
1,380,000	Rollins Inc.	24,642,033	47,196,000
78,500	Terminix Global Holdings
	Inc.†	2,768,067	3,745,235
4,000	Travel + Leisure Co.	130,025	237,800
3,950	Uber Technologies Inc.†	227,518	197,974
83,000	Vroom Inc.†	2,992,535	3,474,380
		40,165,217	72,273,809

	Cable and Satellite — 2.8%
30,000	Altice USA Inc., Cl.A†	829,592	1,024,200
66,000	AMC Networks Inc., Cl.A†	3,360,621	4,408,800
200	Cable One Inc.	77,334	382,562
223,980	Comcast Corp., Cl. A	8,440,071	12,771,340
68,642	DISH Network Corp., Cl.A†	1,916,124	2,869,236
95,433	EchoStar Corp., Cl.A†	2,275,606	2,318,067
145,605	Liberty Global plc, Cl.A†	2,504,125	3,954,632
239,064	Liberty Global plc, Cl.C†	6,251,611	6,464,290
57,987	Liberty Latin America Ltd.,
	Cl.A†	856,886	803,700
71,664	Liberty Latin America Ltd.,
	Cl.C†	1,253,203	1,010,462

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Cable and Satellite (Continued)
4,000	Naspers Ltd., Cl.N	$899,818	$839,829
377,800	Rogers Communications
	Inc., Cl. B	10,068,817	20,076,292
158,000	Shaw Communications Inc.,
	Cl. B	403,311	4,569,360
		39,137,119	61,492,770

	Energy and Utilities — 2.8%
33,000	APA Corp.	1,244,240	713,790
5,000	Atlantica Sustainable
	Infrastructure plc	172,286	186,100
60,000	Avangrid Inc.	2,541,835	3,085,800
22,500	BP plc, ADR	923,206	594,450
16,000	CMS Energy Corp.	95,699	945,280
162,000	ConocoPhillips	7,398,813	9,865,800
9,700	Electricite de France SA	149,991	132,501
98,400	Enbridge Inc.	2,488,608	3,939,936
51,000	Energy Transfer LP	666,669	542,130
68,700	Enterprise Products
	Partners LP	1,338,060	1,657,731
1,500	Eos Energy Enterprises
	Inc.†	36,629	26,940
48,000	Evergy Inc.	2,754,877	2,900,640
40,000	Eversource Energy	2,202,641	3,209,600
46,000	Exxon Mobil Corp.	2,083,107	2,901,680
234,000	Halliburton Co.	5,156,310	5,410,080
65,000	Kinder Morgan Inc.	774,600	1,184,950
4,000	Marathon Oil Corp.	111,366	54,480
8,000	Marathon Petroleum Corp.	402,325	483,360
43,000	National Fuel Gas Co.	2,349,038	2,246,750
48,000	NextEra Energy Inc.	783,959	3,517,440
62,500	NextEra Energy Partners LP	3,144,362	4,772,500
4,000	Niko Resources Ltd.,
	Toronto†	55,327	9
10,000	Occidental Petroleum Corp.	150,453	312,700
95,000	Oceaneering International
	Inc.†	1,319,297	1,479,150
95,000	PG&E Corp.†	881,071	966,150
21,000	Phillips 66	1,833,947	1,802,220
7,500	PNM Resources Inc.	342,859	365,775
75,180	RPC Inc.†	569,529	372,141
40,000	Schlumberger NV	1,562,927	1,280,400
30,770	Southwest Gas Holdings
	Inc.	1,288,738	2,036,666
100,000	The AES Corp.	1,136,430	2,607,000
2,280	TotalEnergies SE	99,926	103,152
34,000	UGI Corp.	1,299,380	1,574,540
		47,358,505	61,271,841

	Electronics — 2.5%
6,400	ams AG†	149,689	128,380
			Market
Shares		Cost	Value
41,591	Bel Fuse Inc., Cl. A	$543,364	$595,583
10,000	EXFO Inc.†	69,690	59,500
65,000	Flex Ltd.†	1,168,304	1,161,550
4,000	Hitachi Ltd., ADR	287,076	458,160
56,500	Intel Corp.	1,640,101	3,171,910
390	KLA Corp.	99,179	126,442
33,000	Koninklijke Philips NV	177,838	1,640,100
1,400	Mettler-Toledo International
	Inc.†	210,146	1,939,476
25,000	Plug Power Inc.†	665,701	854,750
70	Roku Inc.†	30,894	32,148
16,000	Sony Group Corp., ADR	1,159,369	1,555,520
40,000	TE Connectivity Ltd.	1,721,146	5,408,400
190,000	Texas Instruments Inc.	14,386,721	36,537,000
620	Thermo Fisher Scientific
	Inc.	293,219	312,771
200	Universal Display Corp.	39,001	44,466
6,000	Vishay Precision Group
	Inc.†	200,408	204,240
		22,841,846	54,230,396

	Broadcasting — 2.4%
2,000	Cogeco Inc.	39,014	155,115
24,000	Corus Entertainment Inc.,
	OTC, Cl. B	42,622	123,528
138,400	Fox Corp., Cl. A	5,750,520	5,138,792
54,000	Fox Corp., Cl. B	2,235,600	1,900,800
16,000	Gray Television Inc.	14,422	374,400
19,250	Liberty Broadband Corp.,
	Cl.A†	608,060	3,237,272
88,172	Liberty Broadband Corp.,
	Cl.C†	4,709,887	15,311,950
48,333	Liberty Media Corp.- Liberty
	Formula One, Cl.A†	1,455,986	2,060,436
48,250	Liberty Media Corp.- Liberty
	Formula One, Cl.C†	1,188,712	2,326,132
55,000	Liberty Media Corp.- Liberty
	SiriusXM, Cl.A†	1,482,902	2,561,900
183,449	Liberty Media Corp.- Liberty
	SiriusXM, Cl.C†	4,979,604	8,510,199
267,600	MSG Networks Inc., Cl.A†	2,660,368	3,901,608
19,000	Nexstar Media Group Inc.,
	Cl. A	1,285,048	2,809,720
83,000	Sinclair Broadcast Group
	Inc., Cl. A	2,506,275	2,757,260
50,000	TEGNA Inc.	817,601	938,000
80,000	Television Broadcasts Ltd.†	319,851	76,246
		30,096,472	52,183,358

	Retail — 2.3%
60,000	AutoNation Inc.†	2,690,025	5,688,600
5,000	Casey’s General Stores Inc.	531,212	973,200
37,200	Costco Wholesale Corp.	5,133,021	14,718,924

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Retail (Continued)
100,500	CVS Health Corp.	$8,184,217	$8,385,720
2,000	Dollar Tree Inc.†	205,040	199,000
23,000	Lowe’s Companies Inc.	2,338,023	4,461,310
125,000	Macy’s Inc.†	2,153,689	2,370,000
16,000	Movado Group Inc.	168,058	503,520
1,800	NIKE Inc., Cl. B	244,816	278,082
31,228	PetIQ Inc.†	832,775	1,205,401
35,000	Sally Beauty Holdings Inc.†	312,896	772,450
11,400	Shake Shack Inc., Cl.A†	565,026	1,220,028
125,000	The Wendy’s Co.	2,688,689	2,927,500
52,000	Walgreens Boots Alliance
	Inc.	1,969,498	2,735,720
30,000	Walmart Inc.	1,519,821	4,230,600
		29,536,806	50,670,055

	Specialty Chemicals — 2.1%
11,000	AdvanSix Inc.†	134,544	328,460
1,600	Covestro AG(b)	102,462	103,322
137,000	DuPont de Nemours Inc.	7,446,099	10,605,170
423,500	Ferro Corp.†	4,438,785	9,134,895
13,000	FMC Corp.	590,444	1,406,600
140,000	GCP Applied Technologies
	Inc.†	3,112,387	3,256,400
15,000	H.B. Fuller Co.	626,362	954,150
63,500	International Flavors &
	Fragrances Inc.	5,444,144	9,486,900
2,800	Johnson Matthey plc	100,869	119,025
450	Linde plc	119,948	130,095
124,900	Sensient Technologies
	Corp.	5,892,703	10,811,344
13,000	SGL Carbon SE†	60,439	124,705
2,000	The Chemours Co.	22,594	69,600
780	The Sherwin-Williams Co.	194,877	212,511
		28,286,657	46,743,177

	Environmental Services — 2.0%
47,000	Biffa plc†(b)	149,146	211,299
30,000	Pentair plc	699,891	2,024,700
229,000	Republic Services Inc.	14,175,372	25,192,290
16,600	Veolia Environnement SA	403,415	501,338
117,100	Waste Management Inc.	10,139,261	16,406,881
		25,567,085	44,336,508

	Computer Software and Services — 2.0%
650	Adobe Inc.†	309,368	380,666
500	Alibaba Group Holding Ltd.,
	ADR†	108,241	113,390
150	Alphabet Inc., Cl.A†	262,351	366,268
6,330	Alphabet Inc., Cl.C†	8,293,396	15,865,006
2,200	Atos SE	200,051	133,824
14,000	Avast plc(b)	101,549	94,856
			Market
Shares		Cost	Value
5,200	Blue Prism Group plc†	$101,678	$58,264
1,000	Capgemini SE	146,394	192,091
9,000	Check Point Software
	Technologies Ltd.†	650,885	1,045,170
2,250	Cloudflare Inc., Cl.A†	171,253	238,140
940	CrowdStrike Holdings Inc.,
	Cl.A†	147,572	236,231
1,080	Dassault Systemes SE†	203,455	261,885
15,305	Facebook Inc., Cl.A†	3,858,572	5,321,701
300	FactSet Research Systems
	Inc.	99,651	100,683
1,800	Fidelity National Information
	Services Inc.	268,449	255,006
15,000	FireEye Inc.†	203,925	303,300
13,820	Fiserv Inc.†	822,753	1,477,220
70,000	GTY Technology Holdings
	Inc.†	398,411	497,700
90,000	Hewlett Packard Enterprise
	Co.	1,282,160	1,312,200
5,000	I3 Verticals Inc., Cl.A†	152,355	151,100
2,000	Match Group Inc.†	116,458	322,500
3,000	Micron Technology Inc.†	227,355	254,940
5,850	Microsoft Corp.	1,272,706	1,584,765
2,000	MKS Instruments Inc.	297,450	355,900
1,500	NCR Corp.†	73,978	68,415
5,000	NortonLifeLock Inc.	99,596	136,100
550	NVIDIA Corp.	294,346	440,055
140,000	Oxford Metrics plc	173,766	208,187
1,000	Proofpoint Inc.†	172,895	173,760
4,700	PSI Software AG	156,151	187,254
200	Qualtrics International Inc.,
	Cl.A†	7,137	7,650
18,500	Rockwell Automation Inc.	663,071	5,291,370
700	salesforce.com Inc.†	154,875	170,989
1,800	SAP SE, ADR	231,651	252,828
640	ServiceNow Inc.†	341,670	351,712
585	Snowflake Inc., Cl.A†	175,646	141,453
47,000	SolarWinds Corp.†	765,648	793,830
4,900	Tailwind Acquisition Corp.,
	Cl.A†	49,147	48,853
1,300	Temenos AG	174,579	208,787
2,000	Unity Software Inc.†	184,459	219,660
400	Veeva Systems Inc., Cl.A†	107,315	124,380
64,069	Vimeo Inc.†	528,017	3,139,381
500	VMware Inc., Cl.A†	66,015	79,985
100	Zoom Video
	Communications Inc.,
	Cl.A†	41,365	38,703
		24,157,765	43,006,158

	Telecommunications — 1.9%
55,000	AT&T Inc.	1,830,573	1,582,900

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
55,400	BCE Inc.	$1,851,178	$2,732,328
924,200	BT Group plc, Cl.A†	3,750,687	2,480,185
7,040,836	Cable & Wireless Jamaica
	Ltd.†(c)	128,658	54,529
30,000	Cincinnati Bell Inc.†	389,523	462,600
8,000	Comtech
	Telecommunications
	Corp.	193,934	193,280
29,180	Deutsche Telekom AG	531,230	616,299
125,000	Deutsche Telekom AG, ADR	2,029,152	2,657,500
36,000	Hellenic
	Telecommunications
	Organization SA	452,922	604,021
15,000	Hellenic
	Telecommunications
	Organization SA, ADR	91,062	130,350
264,732	Koninklijke KPN NV	448,166	826,828
70,000	Loral Space &
	Communications Inc.	2,453,726	2,719,500
72,500	Lumen Technologies Inc.	686,003	985,275
1,100,000	NII Holdings Inc.,
	Escrow†(c)	2,475,000	2,387,000
16,000	Oi SA, ADR†	6,333	6,632
4,267	Oi SA, Cl.C†	118,940	6,358
21,000	Telecom Argentina SA, ADR	127,554	111,720
535,000	Telecom Italia SpA	2,073,015	265,740
70,000	Telefonica Brasil SA, ADR	726,827	595,000
413,739	Telefonica SA, ADR	5,105,254	1,944,573
525,000	Telephone and Data
	Systems Inc.	21,956,116	11,896,500
105,000	Telesites SAB de CV†	79,714	97,289
50,000	TELUS Corp.	233,734	1,121,329
46,075	TIM SA, ADR	352,294	530,784
76,000	VEON Ltd., ADR†	133,023	139,080
98,000	Verizon Communications
	Inc.	4,220,502	5,490,940
174,000	Vodafone Group plc	300,315	292,058
75,800	Vodafone Group plc, ADR	1,333,931	1,298,454
		54,079,366	42,229,052

	Building and Construction — 1.8%
27,000	Arcosa Inc.	476,033	1,585,980
18,000	Assa Abloy AB, Cl. B	310,378	542,223
5,500	Canfor Corp.†	130,259	125,831
4,000	Cie de Saint-Gobain	188,831	263,426
70,000	Fortune Brands Home &
	Security Inc.	2,217,346	6,972,700
22,000	Gencor Industries Inc.†	256,740	267,520
84,448	Herc Holdings Inc.†	2,646,019	9,464,088
35,200	Ibstock plc(b)	100,002	103,909

			Market
Shares		Cost	Value
215,814	Johnson Controls
	International plc	$9,457,010	$14,811,315
17,200	KBR Inc.	557,869	656,180
20,000	PGT Innovations Inc.†	286,174	464,600
12,000	Sika AG	1,556,815	3,923,264
3,000	Vulcan Materials Co.	484,932	522,210
		18,668,408	39,703,246

	Aerospace and Defense — 1.7%
174,300	Aerojet Rocketdyne
	Holdings Inc.	6,645,995	8,416,947
1,400	Airbus SE†	151,220	180,016
15,000	Avio SpA	207,838	221,261
22,000	BAE Systems plc	150,576	158,858
14,000	Howmet Aerospace Inc.†	223,451	482,580
400	IQVIA Holdings Inc.†	75,816	96,928
38,500	Kaman Corp.	1,201,223	1,940,400
1,000	Kratos Defense & Security
	Solutions Inc.†	19,681	28,490
13,000	L3Harris Technologies Inc.	1,138,805	2,809,950
17,500	Northrop Grumman Corp.	2,151,104	6,360,025
6,000	Raytheon Technologies
	Corp.	345,126	511,860
4,015,666	Rolls-Royce Holdings plc†	8,297,320	5,494,878
2,500	Thales SA	233,021	255,055
41,000	The Boeing Co.†	8,344,885	9,821,960
		29,186,061	36,779,208

	Hotels and Gaming — 1.7%
73,500	888 Holdings plc	286,456	390,219
16,000	Accor SA†	549,282	597,428
3,000	Bally’s Corp.†	162,019	162,330
7,000	Better Collective A/S†	119,893	166,042
113,500	Entain plc†	1,746,018	2,740,514
2,000	Frontier Developments plc†	90,374	63,909
41,700	GAN Ltd.†	845,875	685,548
25,000	Genius Sports Ltd.†	410,823	469,250
8,000	Hyatt Hotels Corp., Cl.A†	263,258	621,120
18,000	Las Vegas Sands Corp.†	564,359	948,420
93,000	LeoVegas AB(b)	450,860	412,942
4,408,500	Mandarin Oriental
	International Ltd.†	7,732,242	8,817,000
13,000	Marriott International Inc.,
	Cl.A†	1,065,714	1,774,760
70,000	MGM China Holdings Ltd.†	137,917	106,024
54,400	MGM Growth Properties
	LLC, Cl.A, REIT	1,038,290	1,992,128
81,000	MGM Resorts International	2,211,826	3,454,650
7,300	Penn National Gaming Inc.†	208,926	558,377
20,000	PlayAGS Inc.†	131,499	198,000
127,800	Ryman Hospitality
	Properties Inc., REIT†	4,953,705	10,091,088

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Hotels and Gaming (Continued)
200,000	The Hongkong & Shanghai
	Hotels Ltd.†	$155,450	$210,450
44,000	The Marcus Corp.†	718,018	933,240
4,000	Wyndham Hotels & Resorts
	Inc.	152,872	289,160
6,000	Wynn Resorts Ltd.†	469,634	733,800
		24,465,310	36,416,399

	Real Estate — 0.9%
8,000	Bresler & Reiner Inc.†	162	560
10,267	Gaming and Leisure Properties Inc., REIT
57,775	Indus Realty Trust Inc.	653,941	3,792,929
23,000	Rayonier Inc., REIT	361,733	826,390
320,000	The St. Joe Co.	6,253,758	14,275,200
10,000	Weyerhaeuser Co., REIT	264,116	344,200
		7,702,363	19,714,949

	Aviation: Parts and Services — 0.9%
12,000	Astronics Corp.†	162,540	210,120
161,800	Curtiss-Wright Corp.	12,768,363	19,215,368
		12,930,903	19,425,488

	Metals and Mining — 0.9%
37,400	Agnico Eagle Mines Ltd.	1,530,570	2,260,830
50,000	Barrick Gold Corp.	1,464,000	1,034,000
30,000	Cleveland-Cliffs Inc.†	296,432	646,800
111,000	Freeport-McMoRan Inc.	1,805,326	4,119,210
3,000	Kirkland Lake Gold Ltd.	123,094	115,590
20,253	Livent Corp.†	129,680	392,098
4,300	Materion Corp.	97,512	324,005
50,000	New Hope Corp. Ltd.	67,580	64,871
142,000	Newmont Corp.	5,175,408	8,999,960
62,000	TimkenSteel Corp.†	819,664	877,300
10,000	Vale SA, ADR	81,899	228,100
		11,591,165	19,062,764

	Automotive — 0.8%
2,000	Daimler AG	136,782	178,574
106,000	General Motors Co.†	5,047,980	6,272,020
80,000	Navistar International
	Corp.†	2,353,732	3,560,000
70,000	PACCAR Inc.	1,455,874	6,247,500
20,000	Stellantis NV	238,306	394,200
8,000	The Shyft Group Inc.	150,218	299,280
1,800	Toyota Motor Corp., ADR	245,708	314,712
30,000	Traton SE	854,275	951,209
		10,482,875	18,217,495

	Communications Equipment — 0.6%
16,150	Apple Inc.	1,447,436	2,211,904
1,000	Arista Networks Inc.†	272,055	362,310
			Market
Shares		Cost	Value
228,000	Corning Inc.	$6,346,477	$9,325,200
70,000	Limelight Networks Inc.†	226,862	220,500
1,200	Motorola Solutions Inc.	211,146	260,220
3,490	QUALCOMM Inc.	483,288	498,826
12,500	Telefonaktiebolaget LM
	Ericsson, Cl. B	151,275	157,102
		9,138,539	13,036,062

	Agriculture — 0.6%
196,000	Archer-Daniels-Midland Co.	9,054,791	11,877,600
10,000	The Mosaic Co.	428,085	319,100
		9,482,876	12,196,700

	Wireless Communications — 0.5%
105,000	America Movil SAB de CV,
	Cl.L, ADR	735,232	1,575,000
3,000	Anterix Inc.†	103,876	179,970
60,000	Millicom International
	Cellular SA, SDR†	2,780,635	2,375,293
25,907	T-Mobile US Inc.†	2,172,644	3,752,111
105,400	United States Cellular
	Corp.†	4,992,206	3,827,074
		10,784,593	11,709,448

	Transportation — 0.5%
45	AP Moller - Maersk A/S,
	Cl. B	101,480	129,340
130,200	GATX Corp.	4,720,299	11,518,794
		4,821,779	11,648,134

	Publishing — 0.4%
1,400	Graham Holdings Co., Cl. B	698,214	887,460
52,000	Meredith Corp.†	1,810,509	2,258,880
105,000	News Corp., Cl. A	1,640,478	2,705,850
90,600	News Corp., Cl. B	1,210,037	2,206,110
70,000	The E.W. Scripps Co., Cl. A	831,325	1,427,300
		6,190,563	9,485,600

	Manufactured Housing and Recreational Vehicles — 0.3%
2,150	Cavco Industries Inc.†	391,198	477,708
11,514	Legacy Housing Corp.†	171,124	194,702
5,000	Martin Marietta Materials
	Inc.	106,125	1,759,050
33,600	Nobility Homes Inc.	438,863	1,209,600
42,000	Skyline Champion Corp.†	256,482	2,238,600
		1,363,792	5,879,660

	Semiconductors — 0.1%
4,500	Advanced Micro Devices
	Inc.†	377,448	422,685
1,000	Analog Devices Inc.	144,587	172,160
1,180	Applied Materials Inc.	98,513	168,032
230	ASML Holding NV	102,630	158,893
1,200	Axcelis Technologies Inc.†	46,181	48,504
220	Lam Research Corp.	102,300	143,154

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Semiconductors (Continued)
1,000	NXP Semiconductors NV	$187,813	$205,720
3,000	Taiwan Semiconductor
	Manufacturing Co. Ltd.,
	ADR	350,900	360,480
		1,410,372	1,679,628

	Computer Hardware — 0.0%
2,500	HP Inc.	71,025	75,475

	TOTAL COMMON STOCKS	1,159,979,043	2,140,997,216

	CLOSED-END FUNDS — 0.5%
245,000	Altaba Inc., Escrow†	1,888,900	3,564,750
4,285	Royce Global Value Trust
	Inc.	37,280	64,189
45,000	Royce Value Trust Inc.	598,747	853,650
96,964	The Central Europe, Russia,
	and Turkey Fund Inc.	2,782,980	2,720,810
159,600	The New Germany Fund
	Inc.	2,162,135	3,227,910
		7,470,042	10,431,309
	TOTAL CLOSED-END
	FUNDS	7,470,042	10,431,309

	PREFERRED STOCKS — 0.0%
	Consumer Services — 0.0%
6,750	Qurate Retail Inc., 8.000%,
	03/15/31	662,580	730,688

	Automotive: Parts and Accessories — 0.0%
11,672	Garrett Motion Inc., Ser.A	61,278	100,379

	TOTAL PREFERRED
	STOCKS	723,858	831,067

	CONVERTIBLE PREFERRED STOCKS — 0.1%
	Telecommunications — 0.1%
21,000	Cincinnati Bell Inc., Ser.B,
	6.750%	320,295	1,050,210

	Automotive: Parts and Accessories — 0.0%
26,000	Garrett Motion Inc., Ser.A,
	11.000%	136,500	223,600
	TOTAL CONVERTIBLE
	PREFERRED STOCKS	456,795	1,273,810

			Market
Shares		Cost	Value
	RIGHTS — 0.0%
	Entertainment — 0.0%
139,123	Media General Inc.,
	CVR†(c)	$0	$0

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
379,000	Ampco-Pittsburgh Corp.,
	expire 08/01/25†	258,897	341,100

	Energy and Utilities — 0.0%
2,504	Occidental Petroleum Corp.,
	expire 08/03/27†	12,395	34,831
	TOTAL WARRANTS	271,292	375,931

Principal
Amount
	CONVERTIBLE CORPORATE BONDS — 0.0%
	Financial Services — 0.0%
$7,000	Credit Suisse Group
	Guernsey VII Ltd.,
	3.000%, 11/12/21(b)	7,702	8,519

	U.S. GOVERNMENT OBLIGATIONS — 2.0%
44,064,000	U.S. Treasury Bills,
	0.003% to 0.045% ††,
	07/08/21 to 11/18/21	44,059,224	44,058,062

TOTAL INVESTMENTS — 100.0%		$1,212,967,956	2,197,975,914

Other Assets and Liabilities (Net)			2,326,808

PREFERRED STOCK
(14,149,094 preferred shares outstanding)			(443,637,350)

NET ASSETS — COMMON STOCK
(263,511,620 common shares outstanding)			$1,756,665,372

NET ASSET VALUE PER COMMON SHARE
($1,756,665,372 ÷ 263,511,620 shares outstanding)			$6.67

(a)	Securities, or a portion thereof, with a value of $82,425,400 were pledged as collateral for futures contracts.

(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

†	Non-income producing security.

††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt

CVR	Contingent Value Right

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Schedule of Investments (Continued) — June 30, 2021 (Unaudited)

REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

	% of Total	Market
Geographic Diversification	Investments	Value
North America	82.4%	$1,811,636,629
Europe	14.5	317,440,496
Japan	1.5	31,478,793
Latin America	1.1	25,124,877
Asia/Pacific	0.5	11,455,290
South Africa	0.0 *	839,829

Total Investments	100.0%	$2,197,975,914

*	Amount represents less than 0.05%.

As of June 30, 2021, futures contracts outstanding were as follows:

		Number of	Expiration	Notional		Unrealized
Description	Long/Short	Contracts	Date	Amount	Value	Depreciation
S&P 500 Futures (E-Mini)	Short	65	09/17/21	$13,937,950	$(348,625)	$(348,625)
TOTAL FUTURES						$(348,625)

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Assets and Liabilities
June 30, 2021 (Unaudited)
Assets:
Investments in securities, at value (cost $1,212,967,956)	$2,197,975,914
Foreign currency, at value (cost $11,764)	11,719
Deposit at brokers	786,500
Receivable for investments in securities sold	1,492,846
Dividends and interest receivable	2,935,456
Deferred offering expense	100,530
Prepaid expenses	18,532
Total Assets	2,203,321,497
Liabilities:
Payable to bank	6,521
Distributions payable	251,458
Payable for investment securities purchased	91,937
Payable for investment advisory fees	2,195,312
Payable for payroll expenses	22,704
Payable for accounting fees	3,750
Variation margin payable	21,450
Other accrued expenses	425,643
Total Liabilities	3,018,775
Cumulative Preferred Stock, $0.001 par value:
Series C (Auction Rate, $25,000 liquidation value, 4,812 shares authorized with 2,492 shares issued and outstanding)	62,300,000
Series E (Auction Rate, $25,000 liquidation value, 1,888 shares authorized with 1,108 shares issued and outstanding)	27,700,000
Series G (5.000%, $25 liquidation value, 3,280,302 shares authorized with 2,779,621 shares issued and outstanding)	69,490,525
Series H (5.000%, $25 liquidation value, 4,198,880 shares authorized with 4,172,873 shares issued and outstanding)	104,321,825
Series J (5.450%, $25 liquidation value, 4,500,000 shares authorized with 3,200,000 shares issued and outstanding)	80,000,000
Series K (5.000%, $25 liquidation value, 3,993,000 shares authorized with 3,993,000 shares issued and outstanding)	99,825,000
Total Preferred Stock	443,637,350
Net Assets Attributable to Common Stockholders	$1,756,665,372

Net Assets Attributable to Common Stockholders Consist of:
Paid-in capital	777,646,643
Total distributable earnings	979,018,729
Net Assets	$1,756,665,372

Net Asset Value per Common Share:
($1,756,665,372 ÷ 263,511,620 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$6.67
Statement of Operations
For the Six Months Ended June 30, 2021 (Unaudited)
Investment Income:
Dividends (net of foreign withholding taxes of $678,010)	$19,348,762
Interest	17,111
Total Investment Income	19,365,873
Expenses:
Investment advisory fees	10,576,649
Stockholder communications expenses	228,459
Custodian fees	119,589
Directors’ fees	85,769
Payroll expenses	81,475
Shareholder services fees	68,854
Legal and audit fees	58,243
Accounting fees	22,500
Interest expense	2,751
Miscellaneous expenses	219,156
Total Expenses	11,463,445
Less:
Expenses paid indirectly by broker (See Note 3)	(7,118)
Advisory fee reduction on unsupervised assets (See Note 3)	(8,013)
Total Reductions and Credits	(15,131)
Net Expenses	11,448,314
Net Investment Income	7,917,559
Net Realized and Unrealized Gain/(Loss) on Investments in Securities Futures Contracts, and Foreign Currency:
Net realized gain on investments in securities	48,617,206
Net realized loss on futures contracts	(2,102,878)
Net realized gain on foreign currency transactions	42,943
Net realized gain on investments in securities futures contracts, and foreign currency transactions	46,557,271
Net change in unrealized appreciation/depreciation:
on investments in securities	244,071,524
on futures contracts	264,325
on foreign currency translations	(46,499)
Net change in unrealized appreciation/depreciation on investments in securities, futures contracts, and foreign currency translations	244,289,350
Net Realized and Unrealized Gain/(Loss) on Investments in Securities Futures Contracts, and Foreign Currency	290,846,621
Net Increase in Net Assets Resulting from Operations	298,764,180
Total Distributions to Preferred Stockholders	(9,074,732)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	$289,689,448

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Statement of Changes in Net Assets Attributable to Common Stockholders

	Six Months Ended
	June 30, 2021		Year Ended
	(Unaudited)		December 31, 2020
Operations:
Net investment income	$7,917,559		$10,632,558
Net realized gain on investments in securities, futures contracts, and foreign currency transactions	46,557,271		92,881,823
Net change in unrealized appreciation/depreciation on investments in securities, futures contracts, and foreign currency translations	244,289,350		67,427,671
Net Increase in Net Assets Resulting from Operations	298,764,180		170,942,052
Distributions to Preferred Stockholders	(9,074,732	)*	(18,778,088)
Net Increase in Net Assets Attributable to Common Stockholders Resulting from Operations	289,689,448		152,163,964

Distributions to Common Stockholders:
Accumulated earnings	(38,284,285	)*	(85,345,251)
Return of capital	(40,382,054	)*	(70,082,226)
Total Distributions to Common Stockholders	(78,666,339)		(155,427,477)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	11,351,105		22,361,817
Net increase in net assets from repurchase of preferred shares	—		2,917,441
Adjustment of offering costs for preferred shares charged to paid-in capital	85,429		—
Net Increase in Net Assets from Fund Share Transactions	11,436,534		25,279,258
Net Increase in Net Assets Attributable to Common Stockholders	222,459,643		22,015,745

Net Assets Attributable to Common Stockholders:
Beginning of year	1,534,205,729		1,512,189,984
End of period	$1,756,665,372		$1,534,205,729

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2021		Year Ended December 31,
	(Unaudited)		2020	2019	2018		2017		2016
Operating Performance:
Net asset value, beginning of year	$5.86		$5.88	$5.25	$6.47		$5.84		$5.70
Net investment income	0.03		0.04	0.06	0.07		0.04		0.07
Net realized and unrealized gain/(loss) on investments, futures contracts, and foreign currency transactions	1.11		0.60	1.26	(0.57)		1.42		0.75
Total from investment operations	1.14		0.64	1.32	(0.50)		1.46		0.82
Distributions to Preferred Stockholders: (a)
Net investment income	(0.01	)*	(0.01)	(0.01)	(0.01)		(0.00	)(b)	(0.01)
Net realized gain	(0.02	)*	(0.06)	(0.07)	(0.07)		(0.08)		(0.06)
Total distributions to preferred stockholders	(0.03)		(0.07)	(0.08)	(0.08)		(0.08)		(0.07)
Net Increase/(Decrease) in Net Assets Attributable to Common Stockholders Resulting from Operations	1.11		0.57	1.24	(0.58)		1.38		0.75
Distributions to Common Stockholders:
Net investment income	(0.03	)*	(0.04)	(0.05)	(0.06)		(0.04)		(0.08)
Net realized gain	(0.12	)*	(0.29)	(0.50)	(0.54)		(0.57)		(0.52)
Return of capital	(0.15	)*	(0.27)	(0.05)	(0.04)		(0.00	)(b)	(0.00	)(b)
Total distributions to common stockholders	(0.30)		(0.60)	(0.60)	(0.64)		(0.61)		(0.60)
Fund Share Transactions:
Increase/(decrease) in net asset value from common share transactions	0.00	(b)	0.00 (b)	0.00 (b)	—		(0.14)		—
Increase in net asset value from repurchase of preferred shares	—		0.01	—	—		0.00	(b)	0.00	(b)
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	0.00	(b)	—	(0.01)	—		—		(0.01)
Offering costs and adjustment to offering costs for common shares charged to paid- in capital	—		—	—	(0.00	)(b)	(0.00	)(b)	—
Total Fund share transactions	0.00	(b)	0.01	(0.01)	(0.00	)(b)	(0.14)		(0.01)
Net Asset Value Attributable to Common Stockholders, End of Period	$6.67		$5.86	$5.88	$5.25		$6.47		$5.84
NAV total return †	19.04%		13.25%	24.03%	(10.17)%		24.64%		13.66%
Market value, end of period	$6.90		$6.27	$6.09	$5.10		$6.19		$5.52
Investment total return ††	17.69%		16.59%	32.19%	(8.43)%		24.65%		15.71%
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$2,200,303		$1,977,843	$1,966,007	$1,743,519		$2,045,240		$1,693,448
Net assets attributable to common shares, end of period (in 000’s)	$1,756,665		$1,534,206	$1,512,190	$1,330,606		$1,632,327		$1,280,115
Ratio of net investment income to average net assets attributable to common shares before preferred distributions	0.95	%(c)	0.81%	1.01%	1.07%		0.64%		1.23%

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2021		Year Ended December 31,
	(Unaudited)		2020	2019		2018	2017	2016

Ratio of operating expenses to average net assets attributable to common shares: before fee reductions (d)(e)	1.37	%(c)	1.48%	1.33	%(f)	1.37%	1.42%	1.44%
Ratio of operating expenses to average net assets attributable to common shares: net of fee reductions, if any (d)(g)	1.37	%(c)	1.48%	1.33	%(f)	1.27%	1.42%	1.44%
Portfolio turnover rate	4%		13%	11%		17%	11%	13%

Cumulative Preferred Stock:
Auction Rate Series C Preferred
Liquidation value, end of period (in 000’s)	$62,300		$62,300	$72,000		$72,000	$72,000	$72,000
Total shares outstanding (in 000’s)	2		2	3		3	3	3
Liquidation preference per share	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Liquidation value (h)	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Asset coverage per share (i)	$123,992		$111,456	$108,305		$105,562	$123,830	$102,426
5.875% Series D Preferred (j)
Liquidation value, end of period (in 000’s)	—		—	—		$59,097	$59,097	$59,097
Total shares outstanding (in 000’s)	—		—	—		2,364	2,364	2,364
Liquidation preference per share	—		—	—		$25.00	$25.00	$25.00
Average market value (k)	—		—	—		$25.62	$26.16	$26.22
Asset coverage per share (i)	—		—	—		$105.56	$123.83	$102.43
Auction Rate Series E Preferred
Liquidation value, end of period (in 000’s)	$27,700		$27,700	$28,000		$28,000	$28,000	$28,000
Total shares outstanding (in 000’s)	1		1	1		1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Liquidation value (h)	$25,000		$25,000	$25,000		$25,000	$25,000	$25,000
Asset coverage per share (i)	$123,992		111,456	$108,305		$105,562	$123,830	$102,426
5.000% Series G Preferred
Liquidation value, end of period (in 000’s)	$69,491		$69,491	$69,495		$69,495	$69,495	$69,743
Total shares outstanding (in 000’s)	2,780		2,780	2,780		2,780	2,780	2,791
Liquidation preference per share	$25.00		$25.00	$25.00		$25.00	$25.00	$25.00
Average market value (k)	$25.66		$25.25	$24.57		$23.92	$24.50	$24.67
Asset coverage per share (i)	$123.99		$111.46	$108.30		$105.56	$123.83	$102.43

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Financial Highlights (Continued)

Selected data for a common share outstanding throughout each period:

	Six Months Ended June 30, 2021	Year Ended December 31,
	(Unaudited)	2020	2019	2018	2017	2016
5.000%Series H Preferred
Liquidation value, end of period (in 000’s)	$104,322	$104,322	$104,322	$104,322	$104,322	$104,494
Total shares outstanding (in 000’s)	4,173	4,173	4,173	4,173	4,173	4,180
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (k)	$25.56	$25.30	$24.68	$24.18	$24.64	$25.00
Asset coverage per share (i)	$123.99	$111.46	$108.30	$105.56	$123.83	$102.43
5.450% Series J Preferred
Liquidation value, end of period (in 000’s)	$80,000	$80,000	$80,000	$80,000	$80,000	$80,000
Total shares outstanding (in 000’s)	3,200	3,200	3,200	3,200	3,200	3,200
Liquidation preference per share	$25.00	$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (k)	$26.25	$26.00	$25.98	$25.14	$25.36	$25.43
Asset coverage per share (i)	$123.99	$111.46	$108.30	$105.56	$123.83	$102.43
5.000% Series K Preferred
Liquidation value, end of period (in 000’s)	$99,825	$99,825	$100,000	—	—	—
Total shares outstanding (in 000’s)	3,993	3,993	4,000	—	—	—
Liquidation preference per share	$25.00	$25.00	$25.00	—	—	—
Average market value	$26.21	$25.86	$25.24	—	—	—
Asset coverage per share (i)	$123.99	$111.46	$108.30	—	—	—
Asset Coverage (l)	496%	446%	433%	422%	495%	410%

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

(a)	Calculated based on average common shares outstanding on the record dates throughout the periods.

(b)	Amount represents less than $0.005 per share.

(c)	Annualized.

(d)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented there was no impact on the expense ratios.

(e)	Ratio of operating expenses to average net assets including liquidation value of preferred shares before fee reductions for the six months ended June 30, 2021 and the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.08%, 1.10%, 1.03%, 1.09%, 1.10%, and 1.10%, respectively.

(f)	In 2019, due to failed auctions relating to previous fiscal years, the Fund reversed accumulated auction fees. The 2019 ratio of operating expenses to average net assets attributable to common shares and the ratio of operating expenses to average net assets including liquidation value of preferred shares, excluding the reversal of auction agent fees, were 1.39% and 1.08%, respectively.

(g)	Ratio of operating expenses to average net assets including liquidation value of preferred shares net of fee reductions for the six months ended June 30, 2021 and the years ended December 31, 2020, 2019, 2018, 2017, and 2016 would have been 1.08%, 1.10%, 1.03%, 1.01%, 1.10%, and 1.10%, respectively.

(h)	Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.

(i)	Asset coverage per share is calculated by combining all series of preferred stock.

(j)	The Fund redeemed and retired all of the 2,363,860 shares of Series D Preferred Stock on December 26, 2019.

(k)	Based on weekly prices.

(l)	Asset coverage is calculated by combining all series of preferred stock.

See accompanying notes to financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements

1.  Organization. The Gabelli Equity Trust Inc. (the Fund) is a non-diversified closed-end management investment company organized as a Maryland corporation on May 20, 1986 and registered under the Investment Company Act of 1940, as amended (the 1940 Act), whose primary objective is long term growth of capital with income as a secondary objective. Investment operations commenced on August 21, 1986.

The Fund will invest at least 80% of its assets in equity securities under normal market conditions (the 80% Policy). The 80% Policy may be changed without stockholder approval. The Fund will provide stockholders with notice at least sixty days prior to the implementation of any changes in the 80% Policy.

2.  Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Fund, its ability to buy and sell fund investments at appropriate valuations, and its ability to achieve its investment objectives.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2021 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/21
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Consumer Products	$115,934,600	$3,314,488	—	$119,249,088
Energy and Utilities	61,271,832	9	—	61,271,841
Financial Services	256,410,466	197,699	—	256,608,165
Health Care	119,574,369	240	—	119,574,609
Real Estate	19,714,389	560	—	19,714,949
Telecommunications	39,780,891	6,632	$2,441,529	42,229,052
Other Industries (b)	1,522,349,512	—	—	1,522,349,512
Total Common Stocks	2,135,036,059	3,519,628	2,441,529	2,140,997,216
Closed-End Funds	6,866,559	3,564,750	—	10,431,309
Preferred Stocks (b)	831,067	—	—	831,067
Convertible Preferred Stocks (b)	1,273,810	—	—	1,273,810
Rights (b)	—	—	0	0
Warrants (b)	375,931	—	—	375,931
Convertible Corporate Bonds (b)	—	8,519	—	8,519
U.S. Government Obligations	—	44,058,062	—	44,058,062
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$2,144,383,426	$51,150,959	$2,441,529	$2,197,975,914

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 06/30/21
OTHER FINANCIAL INSTRUMENTS:*
LIABILITIES (Unrealized Depreciation):
EQUITY CONTRACTS
Index Futures Contracts - Short
Position	$(348,625)	—	—	$(348,625)

(a)	Level 3 securities are valued at last available closing price. The inputs for these securities are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board of Directors.

(b)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

*	Other financial instruments are derivatives reflected in the SOI, such as options, futures, forwards, and swaps, which may be valued at the unrealized appreciation/(depreciation) of the instrument.

During the six months ended June 30, 2021, the Fund had a transfer into Level 3 of $2,387,000 or 0.16% of net assets as of December 31, 2020. Transfers into Level 3 are due to a decrease in market activity, e.g., frequency of trades, which resulted in a decrease in available market inputs to determine the prices. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

	Balance as of 12/31/20	Accrued discounts/ (premiums)	Realized gain/ (loss)	Net Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers Into Level 3††	Transfers Out of Level 3††	Balance as of 06/30/21		Net change in unrealized appreciation/ depreciation during the period on Level 3 investments still held at 06/30/21†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks (a)	$57,334	—	—	$(2,805)	—	—	$2,387,000	—	$2,441,529		$(2,805)
Rights (a)	0	—	—	—	—	—	—	—	0		—
TOTAL INVESTMENTS
IN SECURITIES	$57,334	—	—	$(2,805)	—	—	$2,387,000	—	$2,441,529	(b)	$(2,805)

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.

††	The Fund’s policy is to recognize transfers into and out of Level 3 as of the beginning of the reporting period.

(a)	Please refer to the Schedule of Investments (SOI) for the industry classifications of these portfolio holdings.

(b)	The Level 3 common stock was valued at the net realizable value of the proposed corporate action. The total value of these securities at June 30, 2021 was $2,441,529. The inputs for the valuation of these securities were based on the judgment of the Adviser according to procedures approved by the Board.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in derivative financial instruments for the purposes of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Collateral requirements differ by type of derivative. Collateral requirements are set by the broker or exchange clearing house for exchange traded derivatives, while collateral terms are contract specific for derivatives traded over-the-counter. Securities pledged to cover obligations of the Fund under derivative contracts are noted in the Schedule of Investments. Cash collateral, if any, pledged for the same purpose will be reported separately in the Statement of Assets and Liabilities.

The Fund’s policy with respect to offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master agreement does not result in an offset of reported amounts of financial assets

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

The Fund’s derivative contracts held at June 30, 2021, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. Open positions in futures contracts at June 30, 2021 are reflected within the Schedule of Investments.

During the six months ended June 30, 2021, the Fund held an average monthly notional amount of equity index futures contracts of approximately $18,181,057.

As of June 30, 2021, the equity risk exposure associated with the futures contracts can be found in the Statement of Assets and Liabilities, under Liabilities, Variation margin payable. For the six months ended June 30, 2021, the effect of futures contracts with equity risk exposure can be found in the Statement of Operations, under Net Realized and Unrealized Gain/(Loss) on Investments, Futures Contracts, and Foreign Currency; Net realized loss on futures contracts; and Net change in unrealized appreciation/depreciation on futures contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (CFTC). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange Act (CEA), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. In addition, certain trading restrictions are now applicable to the Fund which permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Investments in Other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the Acquired Funds) in accordance with the 1940 Act and related rules. Stockholders in the Fund would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. For the six months ended June 30, 2021, the Fund’s pro rata portion of the periodic expenses charged by the Acquired Funds was less than one basis point.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted Securities. The Fund may invest up to 10% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. At June 30, 2021, the Fund held no restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fess. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Stockholders. Distributions to common stockholders are recorded on the ex-dividend date. Distributions to stockholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Under the Fund’s current common share distribution policy, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to stockholders of the Fund’s Series C Auction Rate Cumulative Preferred Stock, Series E Auction Rate Cumulative Preferred Stock, 5.000% Series G Cumulative Preferred Stock, 5.000% Series H Cumulative Preferred Stock, 5.450% Series J Cumulative Preferred Stock, and 5.000% Series K Cumulative Preferred Stock (Preferred Stock) are recorded on a daily basis and are determined as described in Note 5.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The tax character of distributions paid during the year ended December 31, 2020 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$9,115,669	$2,005,675
Net long term capital gains	76,229,582	16,772,413
Return of capital	70,082,226	—
Total distributions paid	$155,427,477	$18,778,088

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

The following summarizes the tax cost of investments and derivatives and the related net unrealized appreciation at June 30, 2021:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Appreciation
Investments	$1,200,721,666	$1,019,721,575	$(22,467,327)	$997,254,248

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2021, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2021, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Series C and Series E Preferred Stock (C and E Preferred Stock) if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate of the C and E Preferred Stock for the year. The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

stated dividend rate of the C and E Preferred Stock for the period. During the six months ended June 30, 2021, the Fund’s total return on the NAV of the common shares exceeded the dividend rate of the outstanding C and E Preferred Stock.

During the six months ended June 30, 2021, the Fund paid $13,640 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the six months ended June 30, 2021, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $7,118.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the six months ended June 30, 2021, the Fund accrued $22,500 in accounting fees in the Statement of Operations.

There was a reduction in the advisory fee paid to the Adviser relating to certain portfolio holdings, i.e., unsupervised assets, of the Fund with respect to which the Adviser transferred dispositive and voting control to the Fund’s Proxy Voting Committee. During the six months ended June 30, 2021, the Fund’s Proxy Voting Committee exercised control and discretion over all rights to vote or consent with respect to such securities, and the Adviser reduced its fee with respect to such securities by $8,013.

The Fund pays retainer and per meeting fees to Directors not affiliated with the Adviser, plus specified amounts to the Lead Director and Audit Committee Chairman. Directors are also reimbursed for out of pocket expenses incurred in attending meetings. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2021, other than short term securities and U.S. Government obligations, aggregated $89,596,943 and $149,867,915, respectively.

5.  Capital. The Fund’s Articles of Incorporation, as amended, permit the Fund to issue 337,024,900 shares of common stock (par value $0.001) and authorizes the Board to increase its authorized shares from time to time. The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund did not repurchase any shares of its common stock in the open market.

Transactions in shares of common stock were as follows:

Six Months Ended
	June 30, 2021		Year Ended
	(Unaudited)		December 31, 2020
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	1,739,285	$11,351,105	4,700,296	$22,361,817

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The Fund has an effective shelf registration authorizing the offering of an additional $500 million of common or preferred stock.

The Fund’s Articles of Incorporation, as amended, authorize the issuance of up to 18,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common stockholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Fund’s Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series C, Series E, Series G, Series H, Series J, and Series K Preferred Stock at redemption prices of $25,000, $25,000, $25, $25, $25, and $25, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common stockholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common stockholders.

For Series C and Series E Preferred Stock, the dividend rates, as set by the auction process that is generally held every seven days, are expected to vary with short term interest rates. Since February 2008, the number of shares of Series C and Series E Preferred Stock subject to bid orders by potential holders has been less than the number of shares of Series C and Series E Preferred Stock subject to sell orders. Holders that have submitted sell orders have not been able to sell any or all of the Series C and Series E Preferred Stock for which they have submitted sell orders. Therefore, the weekly auctions have failed, and the dividend rate has been the maximum rate. For Series C and Series E Preferred Stock, the maximum auction rate is 175% of the “AA” Financial Composite Commercial Paper Rate. Existing Series C and Series E stockholders may submit an order to hold, bid, or sell such shares on each auction date, or trade their shares in the secondary market.

The Fund may redeem at any time, in whole or in part, the Series C, Series E, Series G, and Series H Preferred Stock at their respective liquidation prices plus any accrued and unpaid dividends. In addition, the Board has authorized the repurchase of the Series J and Series K Preferred Stock in the open market at a price less than the $25 liquidation value per share. During the six months ended June 30, 2021 and the year ended December 31, 2020, the Fund did not repurchase or redeem any shares of Series G, Series H, or Series J Preferred Stock. During the six months ended June 30, 2021, the Fund did not repurchase any Preferred Stock.

The Fund has the authority to purchase its auction rate Series C and Series E preferred shares through negotiated private transactions. The Fund is not obligated to purchase any dollar amount or number of auction rate preferred shares, and the timing and amount of any auction rate preferred shares purchased will depend on market conditions, share price, capital availability, and other factors. The Fund is not soliciting holders to sell these shares nor recommending that holders offer them to the Fund. Any offers can be accepted or rejected in the Fund’s discretion.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

The following table summarizes Cumulative Preferred Stock information:

Series	Issue Date	Authorized	Number of Shares Outstanding at 6/30/2021	Net Proceeds	2021 Dividend Rate Range	Dividend Rate at 6/30/2021	Accrued Dividends at 6/30/2021
C Auction Rate	June 27, 2002	4,812	2,492	$128,246,557	0.070% to 0.210%	0.140%	$239
E Auction Rate	October 7, 2003	1,888	1,108	49,350,009	0.070% to 0.210%	0.140%	637
G 5.000%	August 1, 2012	3,280,302	2,779,621	69,407,417	Fixed Rate	5.000	48,257
H 5.000%	September 28, 2012	4,198,880	4,172,873	100,865,695	Fixed Rate	5.000	72,446
J 5.450%	March 28, 2016	4,500,000	3,200,000	77,212,332	Fixed Rate	5.450	60,556
K 5.000%	December 16, 2019	3,993,000	3,993,000	96,525,000	Fixed Rate	5.000	69,323

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of stockholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Directors and, under certain circumstances, are entitled to elect a majority of the Board of Directors. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred shares, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred shares and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6.  Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

7.  Subsequent Events. On May 19, 2021, the Board announced a rights offering (the Offering) with a record date of June 22, 2021 and an expiration date of July 14, 2021. Under the terms of the Offering, each record date shareholder received one transferable right (the Right) for each share of common stock held. Ten Rights plus $5.50 were required to purchase one additional share of common stock (the Primary Subscription). Record date shareholders who fully exercised their Primary Subscription Rights were eligible for an over-subscription privilege entitling these shareholders to subscribe, subject to certain limitations and a pro-rata allotment, for any additional shares of common stock not purchased pursuant to the Primary Subscription. Rights acquired in the secondary market were ineligible to participate in the over-subscription privilege. On July 21, 2021, the Fund issued 26,266,993 shares, receiving $143,868,461 after deduction of estimated offering expenses of $600,000.

Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Equity Trust Inc.

Notes to Financial Statements (Continued)

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (NYSE) that, as of June 7, 2021, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

Shareholder Meeting – May 10, 2021 – Final Results

The Fund’s Annual Meeting of Stockholders was held virtually on May 10, 2021. At that meeting, common and preferred stockholders, voting together as a single class, elected Elizabeth C. Bogan, Michael J. Ferrantino, and Agnes N. Mullady as Directors of the Fund, with 188,264,665, 188,411,212, and 188,316,931 votes cast in favor of these Directors, and 4,762,163, 4,615,616, and 4,709,897 votes withheld for these Directors, respectively.

In addition, preferred stockholders, voting as a separate class, elected James P. Conn as Director of the Fund. A total of 9,659,468 votes were cast in favor of this Director and a total of 469,680 votes were withheld for this Director.

Mario J. Gabelli, Frank J. Fahrenkopf, Leslie F. Foley, William F. Heitmann, Kuni Nakamura, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)

Section 15(c) of the 1940 Act, as amended, contemplates that the Board of The Gabelli Equity Trust Inc. including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the Independent Board Members), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Investment Advisory Agreement (the Advisory Agreement) with the Adviser for the Fund.

More specifically, at a meeting held on May 12, 2021, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

Nature, Extent, and Quality of Services. The Independent Board Members considered information regarding the portfolio managers, the depth of the analyst pool available to the Adviser and the portfolio managers, the nature, quality and extent of administrative and shareholder services supervised or provided by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as directors, and other services, and the absence of significant service problems reported to the Board. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.

Investment Performance of the Fund and Adviser. The Independent Board Members considered short term and long term investment performance for the Fund over various periods of time as compared with relevant equity indices and the performance of other closed-end funds included in the Broadridge peer category. The Board noted that the Fund’s total return performance (i) for the one, five, and ten year periods ended March 31, 2021 was above the average for a select group of peers, (ii) for the three year period ended March 31, 2021 was below the average and equal to the median for a select group of peers, and for the one, three, five, and ten year periods ended March 31, 2021 was above the average and median for the Fund’s Broadridge peer group category. The Independent Board Members concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategies being pursued by the Fund and disclosed to investors.

Costs of Services and Profits Realized by the Adviser.

(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s advisory fee rate and expense ratio relative to industry averages for the Fund’s Broadridge peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members considered the Adviser’s fee structure as compared to that of the Adviser’s affiliate, GAMCO Asset Management Inc. (GAMCO), for services provided to institutional and high net worth accounts and in connection with subadvisory arrangements, noting that the service level for GAMCO accounts and subadvisory relationships is materially different from the services provided by the Adviser to its registered funds and investors in such funds, which is reflected in the difference in fee structure. The Independent Board Members noted that the mix of services under the Advisory Agreement is more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the other non-advisory expenses paid by the Fund are above the average and median for the Fund’s Broadridge peer group category

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

and below the average and median for a select group of peers, and that management and gross advisory fees and total expenses were above the average and median of the Broadridge peer group range and a select group of peers. They took note of the fact that the use of leverage impacts comparative expenses to peer funds, not all of which utilize leverage. The Independent Board Members were aware that the Adviser waives its fee on the incremental liquidation value of the Fund’s Series C and Series E Preferred Stock during the Fund’s fiscal year if the total return on NAV of the common stock, including distributions and advisory fee subject to reduction for that year, does not exceed the stated dividend rate for the Series C and Series E Preferred Stock, as applicable, for the year, and that the comparative total expense ratio and other expense information reflected these waivers, if applicable. The Independent Board Members concluded that the advisory fee is not excessive based upon the qualifications, experience, reputation, and performance of the Adviser and the other factors considered.

(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs. The Independent Board Members referred to the Board Materials for the pro forma income statements for the Adviser and the Fund for the period ended December 31, 2020. They noted the pro forma estimates of the Adviser’s profitability and costs attributable to the Fund. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund and noted that the Adviser has continued to increase its resources devoted to Fund matters, including portfolio management resources, in response to regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the profitability to the Adviser of managing the Fund was not excessive.

Extent of Economies of Scale as Fund Grows. The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that, although the ability of the Fund to realize economies of scale through growth is more limited than for an open-end fund, economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Board Members were aware that economies can be shared through an adviser’s investment in its fund advisory business and noted the Adviser’s increase in personnel and resources devoted to the Gabelli fund complex in recent years, which could benefit the Fund.

Whether Fee Levels Reflect Economies of Scale. The Independent Board Members also considered whether the advisory fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoints) was considered reasonable, particularly in light of the Fund’s performance over time.

Other Relevant Considerations.

(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel and concluded that, in each of these areas, the Adviser was structured in such a way to support the high level of services being provided to the Fund.

The Gabelli Equity Trust Inc.

Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited) (Continued)

(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential fall-out benefits that the Adviser and its affiliates may receive, such as brokerage commissions paid to an affiliated broker, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.

Conclusions In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all-important or all-controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance over time consistent with the investment strategies being pursued by the Fund at reasonable fees and, therefore, continuation of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process, the Independent Board Members noted that the Adviser has managed the Fund since its inception, and the Independent Board Members believe that a long term relationship with a capable, conscientious adviser is in the best interests of the Fund. The Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser manages the Fund and are aware of its investment advisory fee. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser in a manner consistent with its investment objectives and policies. The Independent Board Members also confirmed that they were satisfied with the information provided by the Adviser, that it included all information the Independent Board Members believed was necessary to evaluate the terms of the Advisory Agreement, and that the Independent Board Members were satisfied that any questions they had were appropriately addressed. On the basis of the foregoing and without assigning particular weight to any single conclusion, the Independent Board Members determined to recommend continuation of the Advisory Agreement to the full Board.

Based on a consideration of all these factors in their totality, the Board Members, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the nature and quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board Members determined to approve the continuation of the Fund’s Advisory Agreement.

THE GABELLI EQUITY TRUST INC.

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Equity Trust Inc. is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Howard F. Ward, CFA, joined Gabelli Funds in 1995 and currently serves as GAMCO’s Chief Investment Officer of Growth Equities as well as a Gabelli Funds, LLC portfolio manager for several funds within the Fund Complex. Prior to joining Gabelli, Mr. Ward served as Managing Director and Lead Portfolio Manager for several Scudder mutual funds. He also was an Investment Officer in the Institutional Investment Department with Brown Brothers, Harriman & Co. Mr. Ward received his BA in Economics from Northwestern University.

Robert D. Leininger, CFA, joined GAMCO Investors, Inc. in 1993 as an equity analyst. Subsequently, he was a partner and portfolio manager at Rorer Asset Management before rejoining GAMCO in 2010 where he currently serves as a portfolio manager of Gabelli Funds, LLC. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics and holds an MBA degree from the Wharton School at the University of Pennsylvania.

Daniel M. Miller currently serves as a portfolio manager of Gabelli Funds, LLC and is also a Managing Director of GAMCO Investors, Inc. Mr. Miller joined the Firm in 2002 and graduated magna cum laude with a degree in Finance from the University of Miami in Coral Gables, Florida.

Jennie Tsai joined Gabelli in 2001 as a research analyst responsible for the healthcare and medical products industries. At Gabelli, Ms. Tsai is focused on medical sectors, including dental, orthopedics, diagnostics, dermatology, and ophthalmology. She received a BS in Commerce at the University of Virginia and an MBA from Columbia Business School.

Ian Lapey joined Gabelli in October 2018 as a portfolio manager. Prior to joining Gabelli, Mr. Lapey was a research analyst and partner at Moerus Capital Management LLC. Prior to joining Moerus, he was a partner, research analyst, and a portfolio manager at Third Avenue Management. Mr. Lapey holds an MBA in Finance and Statistics from the Stern School of Business at New York University. He also holds a Master’s degree in Accounting from Northeastern University and a BA in Economics from Williams College.

Ashish Sinha joined GAMCO UK in 2012 as a research analyst. Prior to joining the Firm, Mr. Sinha was a research analyst at Morgan Stanley in London for seven years and has covered European Technology, Mid-Caps and Business Services. He also worked in planning and strategy at Birla Sun Life Insurance in India. Currently Mr. Sinha is a portfolio manager of Gabelli Funds, LLC and an Assistant Vice President of GAMCO Asset Management UK. Mr. Sinha has a BSBA degree from the Institute of Management Studies and an MB from IIFT.

Gustavo Pifano joined the Firm in 2008 and is based in London. He serves as an assistant vice president of research and covers the industrial and consumer sectors with a focus on small-cap stocks. Gustavo is a member of the risk management group and responsible for the Firm’s UK compliance oversight and AML reporting functions. Gustavo holds a BBA in Finance from University of Miami and an MBA from University of Oxford Said Business School.

Hendi Susanto joined Gabelli in 2007 as the lead technology research analyst. He spent his early career in supply chain management consulting and operations in the technology industry. He currently is a portfolio manager of Gabelli Funds, LLC and a Vice President of Associated Capital Group Inc. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, an MS from Massachusetts Institute of Technology, and an MBA from the Wharton School of Business.

Sara E. Wojda joined the Firm in 2014 as a research analyst and covers the Diagnostics and Life Sciences industries. Since moving to London in 2018, she has expanded the Firm’s global healthcare coverage and assisted with Gabelli’s UK based funds. Sara graduated summa cum laude from Babson College with a BS in Business Management, double majoring in Economics and Accounting.

Joseph Gabelli rejoined GAMCO Investors, Inc. in 2018 after serving as a data strategy consultant for Alt/S, an early stage Boston based healthcare, media and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, Joseph served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group. He began his investment career at Integrity Capital Management, a Boston-based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare and consumer discretionary sectors. Joseph holds a BA from Boston College and an MBA from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Gordon Grender recently joined GAMCO UK, having previously served as the portfolio manager for a US equity fund at GAM International Ltd.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the contents of the portfolio managers’ commentary are unrestricted. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “General Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “General Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGABX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

 THE GABELLI EQUITY TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t	800-GABELLI (800-422-3554)
f	914-921-5118
e	info@gabelli.com

GABELLI.COM

DIRECTORS	Salvatore J. Zizza
Chairman,
Mario J. Gabelli, CFA	Zizza & Associates Corp.
Chairman and
Chief Executive Officer,	OFFICERS
GAMCO Investors, Inc.
Executive Chairman,	Bruce N. Alpert
Associated Capital Group Inc.	President

Elizabeth C. Bogan	John C. Ball
Senior Lecturer in Economics,	Treasurer
Princeton University
Peter Goldstein
James P. Conn	Secretary & Vice President
Former Managing Director &
Chief Investment Officer,	Richard J. Walz
Financial Security Assurance	Chief Compliance Officer
Holdings LTD.
Molly A.F. Marion
Frank J. Fahrenkopf, Jr.	Vice President & Ombudsman
Former President & Chief
Executive Officer,	Carter W. Austin
American Gaming Association	Vice President

Michael J. Ferrantino	David I. Schachter
Chief Executive Officer,	Vice President
InterEx, Inc.
INVESTMENT ADVISER
Leslie F. Foley
Attorney,	Gabelli Funds, LLC
Addison Gallery of American Art	One Corporate Center
Rye, New York 10580-1422
William F. Heitmann
Former Senior Vice President	CUSTODIAN
of Finance,
Verizon Communications, Inc.	The Bank of New York Mellon

Agnes Mullady	COUNSEL
Former Senior Vice President,
GAMCO Investors Inc.	Willkie Farr & Gallagher LLP

Kuni Nakamura	TRANSFER AGENT AND
President,	REGISTRAR
Advanced Polymer, Inc.
Computershare Trust Company, N.A.

GAB Q2/2021

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Effective August 1, 2021, Macrae Sykes was added to the Fund’s portfolio management team.

Macrae (Mac) Sykes covers the global financial services sector and joined the firm as an analyst in 2008. He has nearly 25 years of industry experience and began his career at Donaldson, Lufkin & Jenrette.

Mac was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and 2018, received several honorable mentions for brokers and asset managers from Institutional Investor and was a contributing author to The Warren Buffett Shareholder: Stories from inside the Berkshire Hathaway Annual Meeting by Lawrence Cunningham and Stephanie Cuba.

Mac holds a BA in economics from Hamilton College and an MBA in finance from Columbia Business School.

Information provided as of December 31, 2020

The table below shows the number of other accounts managed by the portfolio manager and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of accounts	Total # managed	Total assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets with Advisory Fee Based on Performance
Macrae Sykes	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	13	$2.1 million	0	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/2021 through 01/31/2021	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common –261,772,335 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #2 02/01/2021 through 02/28/2021	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 261,772,335 Preferred Series K – 3,993,000 Preferred Series G – 2,779,796 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000

Month #3 03/01/2021 through 03/31/2021	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A	Common – 262,669,923 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #4 04/01/2021 through 04/30/2021	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common –262,669,923 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000

Month #5 05/01/2021 through 05/31/2021	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – 262,669,923 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Month #6 06/01/2021 through 06/30/2021	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A Preferred Series E – N/A	Common – 263,511,620 Preferred Series K – 3,993,000 Preferred Series G – 2,779,621 Preferred Series H – 4,172,873 Preferred Series J – 3,200,000
Total	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	Common – N/A Preferred Series K –N/A Preferred Series G – N/A Preferred Series H – N/A Preferred Series J – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs in the Fund’s shareholder reports in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.
c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	The registrant’s certifying officers are not aware of any changes in the registrant’s internal control over financial reporting (as defined in rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Equity Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	September 3, 2021

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	September 3, 2021

* Print the name and title of each signing officer under his or her signature.